Allowance for Losses and Credit Quality of Financing Receivables	12 Months Ended
Sep. 30, 2012
Receivables [Abstract]
Allowance for Losses and Credit Quality of Financing Receivables
ALLOWANCE FOR LOSSES AND CREDIT QUALITY OF FINANCING RECEIVABLES
We offer a variety of loan products and credit services to customers who do not have cash resources or access to credit to meet their cash needs. Our customers are considered to be in a higher risk pool with regard to creditworthiness when compared to those of typical financial institutions. As a result, our receivables do not have a credit risk profile that can easily be measured by the normal credit quality indicators used by the financial markets. We manage the risk through closely monitoring the performance of the portfolio and through our underwriting process. This process includes review of customer information, such as making a credit reporting agency inquiry, evaluating and verifying income sources and levels, verifying employment and verifying a telephone number where customers may be contacted. For auto title loans, we additionally inspect the automobile, title and reference to market values of used automobiles.
We consider consumer loans made by our wholly owned subsidiaries defaulted if they have not been repaid or renewed by the maturity date. If one payment of a multiple-payment loan is delinquent, that one payment is considered defaulted. If more than one payment is delinquent at any time, the entire loan is considered defaulted. Although defaulted loans may be collected later, we charge the loan principal to consumer loan bad debt upon default, leaving only active loans in the reported balance. Accrued fees related to defaulted loans reduce fee revenue upon loan default, and increase fee revenue upon collection.
Based on historical collection experience, the age of past-due loans and amounts we expect to receive through the sale of repossessed vehicles, we provide an allowance for losses on auto title loans.
The Crediamigo acquisition marked our initial entry into unsecured consumer lending in Mexico. Consumer loans made by Crediamigo are considered in current status as long as the customer is employed and Crediamigo receives payments via payroll withholdings. Loans made to customers no longer employed are considered current if payments are made by the due date. If one payment of a loan is delinquent, that one payment is considered defaulted. If two or more payments are delinquent at any time, the entire loan is considered defaulted. Although defaulted loans may be collected later, Crediamigo charges the loan principal to consumer loan bad debt upon default, leaving only active loans in the reported balance. Collections of principal are recorded as a reduction of consumer loan bad debt when collected. Accrued fees related to defaulted loans reduce fee revenue upon default, and increase fee revenue upon collection.
The accuracy of our allowance estimates is dependent upon several factors, including our ability to predict future default rates based on historical trends and expected future events. We base our estimates on observable trends and various other assumptions that we believe to be reasonable under the circumstances.
The following table presents changes in the allowance for credit losses as well as the recorded investment in our financing receivables by portfolio segment for the periods presented:

Description	Allowance Balance at Beginning of Period	Charge-offs	Recoveries	Provision	Translation Adjustment	Allowance Balance at End of Period	Financing Receivable at End of Period
	(in thousands)
Unsecured short-term consumer loans:
Year ended September 30, 2012	$1,727	$(26,564)	$12,176	$15,034	$17	$2,390	$20,108
Year ended September 30, 2011	750	(18,043)	6,349	12,671	—	1,727	13,116
Year ended September 30, 2010	532	(14,807)	5,757	9,268	—	750	11,525
Secured short-term consumer loans:
Year ended September 30, 2012	$538	$(11,295)	$9,087	$2,612	$—	$942	$5,951
Year ended September 30, 2011	1,137	(12,616)	10,074	1,943	—	538	3,760
Year ended September 30, 2010	291	(9,240)	7,425	2,661	—	1,137	4,282
Unsecured long-term consumer loans:
Year ended September 30, 2012	$—	$(571)	$896	$285	$13	$623	$74,045

The provisions presented in the table above include only principal and excludes items such as non-sufficient funds fees, repossession fees, auction fees and interest. In addition, all credit service expenses and fees related to loans made by our unaffiliated lenders are excluded, as we do not own the loans made in connection with our credit services and they are not recorded as assets on our balance sheets. Expected losses on credit services are accrued and reported in “Accounts payable and other accrued expenses” on our balance sheets.
Auto title loans are our only consumer loans (other than those made by Crediamigo) that remain as recorded investments when in delinquent or nonaccrual status. We consider an auto title loan past due if it has not been repaid or renewed by the maturity date. Based on experience, we establish a reserve on all auto title loans. On auto title loans more than 90 days past due, we reserve the percentage we estimate will not be recoverable through auction and reserve 100% of loans for which we have not yet repossessed the underlying collateral. No fees are accrued on any auto title loans more than 90 days past due.
Consumer loans made by Crediamigo remain on the balance sheet as recorded investments when in delinquent status. We consider a consumer loan past due if it has not been repaid or renewed by the maturity date; however, it is not unusual to have a lag in payments due to the time it takes the government agencies to setup the initial payroll withholding. Only those consumer loans made to customers that are no longer employed are considered in nonaccrual status. We establish a reserve on all consumer loans, based on historical experience. No fees are accrued on any consumer loans made to customers that are no longer employed.

The following table presents an aging analysis of past due financing receivables by portfolio segment:

	Days Past Due				Total Past Due	Current Receivable	Fair Value Adjustment	Total Financing Receivable	Allowance Balance	Recorded Investment > 90 Days & Accruing
	1-30	31-60	61-90	>90
	(in thousands)
Secured short-term consumer loans
September 30,
2012	$1,246	$708	$466	$391	$2,811	$3,140	$—	$5,951	$942	$—

2011	$840	$479	$283	$219	$1,821	$1,939	$—	$3,760	$538	$—

Unsecured long-term consumer loans: *
September 30,
2012	$2,465	$28,783	$949	$7,507	$39,704	$37,120	$(2,779)	$74,045	$623	$7,506
* Unsecured long-term consumer loans amounts only existed in periods after the acquisition of Crediamigo.